EXHIBIT 12.(b)
                                                                  --------------

                          THE PIEDMONT INVESTMENT TRUST


       CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of The Piedmont Select Value Fund (the "Fund") of The Piedmont Investment Trust on Form N-CSR for the fiscal year ended March 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, David M. Clark, III, chief executive officer (or equivalent thereof) and chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: June 1, 2007

                              /s/ David M. Clark, III
                          By:__________________________________________________
                              David M. Clark, III
                              Trustee, President, Treasurer, Principal Executive Officer & Principal Financial Officer
                              The Piedmont Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.